Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of KVH Industries, Inc. (the “Company”) for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President, Chief Executive Officer and Chairman of the Board, and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the by

	/s/ Martin A. Kits van Heyningen		/s/ Peter Rendall
	Martin A. Kits van Heyningen		Peter Rendall
	President, Chief Executive Officer and		Chief Financial Officer
Chairman of the Board

Date:	March 16, 2015	Date:	March 16, 2015